SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                  FORM 8-K12G3

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

         Date of report (Date of earliest event reported): May 20, 1999



                            IPC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                                            13-4060937
--------------------------    --------------------    --------------------------
     (State or other
     jurisdiction of           (Commission File            (IRS Employer
      incorporation)               Number)              Identification No.)



           WALL STREET PLAZA, 88 PINE STREET, NEW YORK, NEW YORK 10005 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 825-9060




                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         Effective on May 21, 1999, IPC Information Systems, Inc., a Delaware corporation ("IPC"), reorganized into a holding company form of organizational structure, whereby IPC Communications, Inc., a Delaware corporation ("IPC Communications"), became the holding company. The new holding company organizational structure will allow IPC Communications to manage its entire organization more effectively and broadens the alternatives for future financing.

         The holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the "Merger"), which provides for the formation of a holding company structure without a vote of the stockholders of IPC. In the Merger, IPC Merger Sub Two, Inc., a Delaware corporation (the "Merger Sub"), merged with and into IPC, with IPC as the surviving corporation (the "Surviving Corporation"). Prior to the Merger, IPC Communications was a direct, wholly owned subsidiary of IPC, and Merger Sub was a direct, wholly owned subsidiary of IPC Communications and was organized for the purpose of implementing the holding company organizational structure. Pursuant to the Merger, (i) each outstanding share of common stock, $0.01 par value per share, of IPC was converted into one share of common stock, $0.01 par value per share, of IPC Communications, (ii) all of the issued and outstanding shares of Merger Sub were automatically converted into shares of the Surviving Corporation's common stock, and Merger Sub's corporate existence ceased and (iii) all of the issued and outstanding shares of IPC Communications owned by IPC were canceled. As a result of the Merger, IPC became a direct, wholly owned subsidiary of IPC Communications. IPC Communications' common stock will trade on the American Stock Exchange under the ticker symbol "IPI."

         The conversion of shares of IPC's common stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding common stock of IPC are deemed to represent the same number of shares of common stock of IPC Communications until such certificates are submitted to IPC Communications' transfer agent for transfer. The change to the holding company structure was tax free for federal income tax purposes for stockholders.

         A copy of a press release issued by IPC further describing the transaction is attached hereto as Exhibit 99.1.

         The Company hereby incorporates by reference the Agreement and Plan of Merger attached hereto as Exhibit 2.1 and the press release attached hereto as
Exhibit 99.1, each made a part hereof, into this Item 5.

ITEMS 1 THROUGH 4, 6, 8 AND 9

         Not applicable.




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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)      The following Exhibits are filed as part of this report:



    Exhibit No.                                  Description
    -----------                                  -----------
        2.1 Agreement and Plan of Merger dated as of May 20, 1999 among IPC Information
                            Systems, Inc., IPC Communications, Inc.
                            and IPC Merger Sub Two, Inc.

        99.1 Press Release issued by IPC Information Systems, Inc. on May 21, 1999.



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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IPC COMMUNICATIONS, INC.


                                      By: /s/ Gerald E. Starr
                                          -------------------------------------
                                          Gerald E. Starr
                                          President and Chief Executive Officer


Dated:  May 21, 1999


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


                                  EXHIBIT INDEX



          Exhibit                                Description
          -------                                -----------
            2.4 Agreement and Plan of Merger dated as of May 20, 1999 among IPC Information
                            Systems, Inc., IPC Communications, Inc.
                            and IPC Merger Sub Two, Inc.

            99.1 Press Release issued by IPC Information Systems, Inc. on May 21, 1999


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